STATEMENT OF WORK THIS STATEMENT OF WORK is effective as of the date of last signature (the “Effective Date”) by and between the Archer legal entity identified in the table below (“Archer”) and supplier’s legal entity identified in the table below (the “Supplier”). This Statement of Work together with the Archer General Supplier Terms & Conditions found at www.archer.com/legal/vendor-terms, as well as any Additional Terms referenced below as being applicable shall constitute the entire agreement between the parties with respect to the subject matter hereof (collectively, the “Agreement”). Archer and the Supplier are each hereinafter referred to individually as a party and collectively as the parties. With respect to a party hereto, “Affiliates” shall mean any legal entity, whether existing now or in the future, that either directly or indirectly controls, is controlled by or is under common control with such party. As used in the immediately preceding sentence, “Control” shall mean the ownership, directly or indirectly, of more than fifty percent (50%) of the voting stock or analogous interest in such legal entity. ARCHER’S INFORMATION LEGAL ENTITY NAME Archer Aviation Inc. ADDRESS 190 W. Tasman Dr., San Jose CA 95134 SUPPLIER’S INFORMATION LEGAL ENTITY NAME Tosha Perkins DESCRIPTION OF SERVICES & DELIVERABLES The Additional Terms found at https://archer.com/legal/services-specific-terms for Services shall apply. The following is a description of the Services and Deliverables to be provided by Supplier: You will act as a Senior Advisor to the Company. In this role you will provide strategic advice as and when requested by the Company’s executives from time to time on matters affecting the Company's business, operations, projects, and initiatives. TERM OF AGREEMENT The term of the relationship will be monthly from the date of this Agreement, and it shall renew for subsequent months automatically until either party provides the other party notice of its intent not to renew at least ten (10) days prior to the beginning of the next month. CONSIDERATION Exhibit 10.1

During the term of your advisory role, you shall receive the consideration set forth in your Transition Services letter agreement. INFORMATION SECURITY & PRIVACY If, as a result of this Agreement, Supplier shall have access to any Archer Facility, Archer Data or Archer Systems then the Additional Supplier Security & Privacy Terms found at www.archer.com/legal/vendor-security-privacy-terms shall apply (each of those terms are defined therein). SPECIAL TERMS None. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized representatives as of the Effective Date. ARCHER: Signature: /s/ Eric Lentell Name: Eric Lentell Title: Chief Legal & Strategy Officer Date: 4/17/2026 TOSHA PERKINS: Signature: /s/ Tosha Perkins Date: 4/15/2026